Cash Flow - Net Liabilities Assumed by CMTC (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010 Vessel Owning Entities Acquired By Cmtc Net Liabilities Not Included In Cash Flow
Cash Flow Information [Line Items]
Trade receivables	$ 2,346	$ 3,415	$ 1,629
Due from related parties			13,357
Prepayments and other assets	1,259	1,496	76
Inventories	2,333	4,010	146
Deferred charges	2,021	2,138	65
Total assets	1,070,128	1,196,289	15,273
Trade accounts payable	4,776	8,460	401
Accrued liabilities	2,781	2,286	332
Borrowings	458,365	633,580	46,384
Total liabilities	496,300	678,963	47,117
Net liabilities assumed by CMTC upon contribution to the Partnership			$ 31,844